UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

PROVENTION BIO, INC.

Commission File Number: 001-38552

Delaware	81-5245912
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

55 Broad Street, 2nd Floor Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

(908) 336-0360

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRVB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 12, 2021, Provention Bio, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares. Subsequent to such approval, the Company filed, on May 13, 2021, with the Delaware Secretary of State a certificate of amendment to the Certificate of Incorporation (the “Certificate of Amendment”), giving effect to the authorized share increase. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, March 15, 2021, there were 63,374,738 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 48,955,603 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 77.25% of the outstanding shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each proposal.

1.	Stockholders elected each of Ashleigh Palmer, Jeffrey Bluestone, Avery Catlin, Sean Doherty, Wayne Pisano, Nancy Wysenski and John Jenkins to serve until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Ashleigh Palmer	26,237,374	1,573,301	21,144,928
Jeffrey Bluestone	27,306,657	504,018	21,144,928
Avery Catlin	27,223,096	587,579	21,144,928
Sean Doherty	24,131,741	3,678,934	21,144,928
Wayne Pisano	19,618,630	8,192,045	21,144,928
Nancy Wysenski	24,109,246	3,701,429	21,144,928
John Jenkins	27,262,057	548,618	21,144,928

2.	Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,478,364	1,138,224	194,087	21,144,928

3.	Stockholders approved, on a non-binding advisory basis, a frequency of 1 year for future non-binding advisory votes to approve the compensation of the Company’s named executive officers, by the following vote:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
26,952,367	202,912	397,598	257,798	21,144,928

4.	Stockholders approved the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,257,589	8,498,309	199,705	0

5.	Stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,636,341	181,795	137,467	0

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Provention Bio, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provention Bio, Inc.

Date: May 14, 2021	By:	/s/ Andrew Drechsler
Andrew Drechsler
Chief Financial Officer